UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Cheniere Energy, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) on May 13, 2021. There were 211,116,755 shares of the Company's common stock present or represented by proxy at the 2021 Annual Meeting. This represented approximately 83.27% of the Company's shares of common stock outstanding as of the record date of the 2021 Annual Meeting. Three proposals, as described in the Company's Proxy Statement dated April 9, 2021 (the “2021 Proxy Statement”), were voted upon at the 2021 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	166,778,534	29,408,532	114,601	14,815,088
Jack A. Fusco	193,608,551	2,642,749	50,367	14,815,088
Vicky A. Bailey	185,084,129	11,166,782	50,756	14,815,088
Nuno Brandolini	184,476,394	11,774,227	51,046	14,815,088
David B. Kilpatrick	189,231,602	7,019,294	50,771	14,815,088
Sean T. Klimczak	192,750,275	3,499,880	51,512	14,815,088
Andrew Langham	167,540,076	28,710,389	51,202	14,815,088
Donald F. Robillard, Jr.	190,002,629	6,247,494	51,544	14,815,088
Neal A. Shear	186,733,943	9,511,343	56,381	14,815,088
Andrew J. Teno	191,147,397	5,103,800	50,470	14,815,088

Each of the director nominees was elected as a director to serve for a one-year term until the 2022 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2020

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	185,228,642	8,987,857	2,085,168	14,815,088

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2020 to the Company’s named executive officers, as disclosed in the 2021 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

	Number of Votes For	Number of Votes Against	Number of Abstentions
	210,758,264	250,593	107,898

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	May 17, 2021	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Senior Vice President and
Chief Financial Officer